Ralinepag Phase 2 Clinical Results July 10, 2017 Exhibit 99.1

Forward-Looking Statements This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about our investigative stage drug candidate, ralinepag, including its potential to become best-in-class, profile and phase 3 and development planning; our pipeline of drug candidates; expected data readouts and initiation of new clinical trials; our focus, goals, strategy, plans, timelines and guidance; and other statements that are not historical facts, including statements that may include words such as “may,” “will,” “intend,” “plan,” “expect,” “potential” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation: top-line data may not accurately reflect the complete results of a particular study or trial; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; clinical and nonclinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Arena or others, request additional information, have additional recommendations or change their guidance or requirements; the timing and outcome of research, development and regulatory review is uncertain; we expect to need additional funds to advance all of our programs, and you and others may not agree with the manner we allocate our resources; our drug candidates may not advance in development or be approved for marketing; risks related to developing, seeking regulatory approval and commercializing drugs; unexpected or unfavorable new data; Arena's and third parties' intellectual property rights; clinical trials and other studies may not proceed at the time or in the manner expected or at all; data and information related to our programs may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review, partnering or approval; competition; risks related to commercializing drugs, including regulatory, manufacturing, supply and marketing issues and their availability and use; reimbursement and pricing decisions; risks related to relying on partners and other third parties; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our SEC filings, including under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Ralinepag Phase 2 Randomized, Placebo-Controlled Trial in WHO Group 1 PAH 61 pts with PAH (2:1) - Evaluated efficacy, safety/tolerability and PK ~28 Day Screening Period 22-week Treatment Period Open-label Extension Study (APD811-007) or Exit Up to 9-Week Dose Titration Period 13-Week Treatment Period Transition Period (3 ± 1 Week) Stable Dose of APD811 (0.01–0.3 mg BID) Placebo Randomized 2:1 R 0 1 2 3 4 5 6 7 8 9 10 Week 14 18 22 25 Week 25 Follow-up Visit Week 25 Follow-up Visit and OLE Baseline Visit End of Study Assessments Follow-up APD811 = Ralinepag-IR; 6MWD, 6-minute walk distance; BID, twice daily; OLE, open-label extension; PAH, pulmonary arterial hypertension; PK, pharmacokinetic; PVR, pulmonary vascular resistance; WHO, World Health Organization

Statistical Plan PVR primary endpoint: Absolute change from baseline Primary efficacy analysis testing trial hypothesis Primary statistical test (2-sided, 0.05 alpha); subsequent testing without adjustment for multiplicity Log-transformation and geometric mean ratio (GMR) expressed as GMR percentage change over baseline PVR secondary endpoint: Percent change from baseline 6MWD endpoint: Absolute change from baseline Pre-specified Endpoints ANCOVA adjustment for endpoint baseline, WHO/NYHA functional class, and background ERA therapy

Baseline Characteristics Placebo (n=21) Ralinepag (n=40) Mean Age, Years 55.6 46.2 Sex, n (%) Male Female 1 (4.8) 20 (95.2) 7 (17.5) 33 (82.5) Race, n (%) White Other 19 (90.5) 2 (9.5) 38 (95) 2 (5) Mean PVR, dyn·s·cm-5 598 780 Median PVR, dyn·s·cm-5 480 705 Mean 6MWD, m 351 393 WHO FC, % II III IV 57.1 42.9 0 55.0 42.5 2.5 Background PAH therapy, % Monotherapy Combination Therapy 52 48 35 65 New PAH therapy started within 6 months before Day 1, %* 38 12.5 * Post-hoc definition

Distribution of Maintenance Dose 57.5% of patients achieved a total daily dose of 200 mg or higher

1) Ralinepag Significantly Improved Pulmonary Vascular Resistance (PVR); ITT Population Primary Endpoint: Change in PVR Geometric Mean Ratio (GMR) [Expressed as Percent Change**] Treatment Effect Comparison -25.8% over placebo (p=0.02) *Median change used due to non-normal distribution; mean absolute change from baseline: placebo 25.5, ralinepag -175.7 dyn.s.cm-5 **Within-group GMR % change: placebo -0.4%, ralinepag -26.1%

2) Ralinepag Reduced PVR by 29.8% from Baseline Compared with Placebo; ITT Population Ralinepag (n=40) 9.6% -20.1% *Least squares mean change from placebo; non-parametric test to account for non-normal distribution -29.8% (P=0.03)* Placebo (n=21)

3) 6 Minute Walk Distance (6MWD) Ralinepag group increased by 36.2m from baseline (p=0.003) Placebo group increased by 29.4m from baseline (p=NS) Between group comparison directionally favors ralinepag (6.8m; p=NS) Clinically Meaningful Improvement for Ralinepag-Treated Patients

Ralinepag Significantly Improved PVR and Increased 6MWD from Baseline 20.1% reduction in PVR* *PVR Least squares mean change; **6MWD = 6 minute walk distance – between group comparison not statistically significant 36.2m increase in 6MWD**

The overall safety and tolerability profile of ralinepag was consistent with the known profile of the prostacyclin therapy class Adverse events that occurred most frequently on ralinepag were similar to the on-target effects expected for prostacylin therapies: Headache, nausea, diarrhea, jaw pain, flushing Events were more frequent during dose titration; consistent reduction in adverse event frequency during maintenance period During 25 week safety assessment period 12.5% of patients discontinued ralinepag and 10.0% patients discontinued placebo due to adverse events Serious adverse events occurred in 4 (10%) patients taking ralinepag and 6 (28.6%) patients taking placebo 2 deaths occurred among placebo patients; 0 deaths on ralinepag Safety and Tolerability

Summary Ralinepag Phase 2 trial results demonstrate meaningful efficacy among a contemporary PAH population Majority of patients receiving background dual combination therapy Ralinepag reduced median PVR by 163.9 dyn·s·cm-5 from a baseline of 705 dyn·s·cm-5 Statistically significant improvement over placebo for both absolute change (geometric mean ratio) and percent change Clinically meaningful numerical improvement in 6MWD Tolerability and adverse event profile consistent with the known effects of therapeutics in the prostacyclin class Dose titration tolerated as expected No increase in serious adverse events or death compared to placebo Phase 3 planning underway Successful Phase 2 Trial Results Inform Progression to Phase 3 Program

Program Therapeutic Area/Indication PC P1 P2a P2b P3 Timing Ralinepag Potent IP Receptor Agonist Pulmonary Arterial Hypertension (PAH) P3 Preparations Etrasimod Optimized Activity S1P Receptor Modulator Ulcerative Colitis (UC) P2 Data by YE 2017 / Q1 2018 Extra-Intestinal Manifestations (EIM) in Irritable Bowel Disease (IBD) Initiated P2 Pyoderma Gangrenosum (PG) Initiated P2 Primary Biliary Cholangitis (PBC) Initiate P2 in 2017 APD371 Highly Selective Full Agonist to CB2 Pain Associated with Crohn’s Disease P2 Data by YE 2017 / Q1 2018 Focus on Pipeline Differentiated Assets with High-Value Potential